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                                                                     EXHIBIT 4.1

LSB
COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA AND NEW YORK, NY
CUSIP 517053 10 4
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS IS TO CERTIFY THAT
is the owner of
fully paid and non-assessable shares, $.001 par value, of the COMMON STOCK of LARGE SCALE BIOLOGY CORPORATION
(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
SECRETARY
PRESIDENT
COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT
AND REGISTRAR

BY
AUTHORIZED SIGNATURE

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LARGE SCALE BIOLOGY CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM-D
TEN ENT-D
JT WROS-D
as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as
tenants in common
UNIF GIFT MIN ACT-D               Custodian
                                 (Cust)               (Minor)
                                 under Uniform Gifts to Minors
                                 Act
                                            (State)
Additional abbreviations may also be used though not in the above list.
For value received,                            hereby sell, assign and transfer
unto
 PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(Please print or typewrite name and address including postal zip code of assignee)
Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.
Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.